SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported): February 13, 2003

Banyan Corporation
(Exact name of registrant as specified in its chapter)

OREGON	000-26065	84-1346327

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification
No.)

1925 Century Park East, Suite 500, Los Angeles, California 90067-2700
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(address of principal executive offices)(Zip Code)

Registrant's telephone number, with area code: (800) 808-0899

ITEM 1. Changes in Control of Registrant

Not Applicable

ITEM 2. Acquisition or Disposition of Assets

As described in Banyan Corporation’s (the “Registrant” or the “Company”) Current Report on Form 8-K filed on December 13, 2002 (the “Initial 8-K”), effective May 7, 2001, the Registrant made an offer to purchase all of the issued and outstanding shares of Franchise Support Network, Inc., an enterprise incorporated under the Business Corporations Act (Alberta, Canada). This Current Report on Form 8-K/A amends and supplements the Initial 8-K to include financial statements and pro forma information permitted, pursuant to Item 7 of Form 8-K, to be excluded from the Initial 8-K and required to be filed by amendment to the Initial 8-K not later than 60 days after the initial Form 8-K was required to be filed.

On May 7, 2001, Banyan Corporation, (the “Registrant,” or the “Company”) made an offer to purchase all of the issued and outstanding shares of Franchise Support Network, Inc. (“FSN”) in exchange for 34,047,666 shares of the Company’s Class A common stock. The Registrant issued an aggregate of 24,000,000 shares of its Class A common stock to the shareholders of FSN, Messers. Michael and Cory Gelmon, who are also the Registrant’s chief executive and chief financial officer, respectively, on November 30, 2002. The transaction has been accounted for by the Registrant under guidance provided by SAB No. 48 (Topic 5-G), Transfers of Nonmonetary Assets by Promoters or Shareholders. Accordingly, the assets of FSN have been recorded at the transferor’s historical cost basis, which is zero, as FSN had no assets as of the acquisition date and had not commenced operations and expenses since inception are not material. Following the transaction, Michael and Cory Gelmon each hold 17,023,833 shares of the Company’s Class A common stock, or approximately 36% each of the issued and outstanding Class A common stock.

ITEM 3. Bankruptcy or Receivership

Not Applicable

ITEM 4. Changes in Registrant’s Certifying Accountant

Not Applicable

ITEM 5. Other Events and Regulation FD Disclosure

Not Applicable

ITEM 6. Resignations of Registrant’s Directors

Not Applicable

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION

Financial Statements of the Business Acquired

Pursuant to paragraph (a)(4) of Item 7 of Form 8-K, the attached financial statements were omitted from the disclosures contained in the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 13, 2002. Attached hereto are the audited financial statements of Franchise Support Network, Inc. as of April 30, 2002 and for the period March 21, 2001 (date of inception) through April 30, 2002.

Pro Forma Financial Information

Upon closing, the Registrant issued an aggregate of 24,000,000 shares of its Class A common stock to the shareholders of FSN on November 30, 2002. The transaction has been accounted for under guidance provided by SAB No. 48 (Topic 5-G), Transfers of Nonmonetary Assets by Promoters or Shareholders. Accordingly, the assets of FSN have been recorded at the transferor’s historical cost basis, which is zero as FSN had no assets as of the acquisition date and had not commenced operations. Therefore, the pro forma financial information has been omitted since the transaction results only in an increase in the number of shares of the Registrant’s Class A common stock issued and outstanding.

ITEM 8. CHANGES IN FISCAL YEAR.

Not Applicable

ITEM 9. REGULATION FD DISCLOSURE.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANYAN CORPORATION
(Registrant)

Date:	February 13, 2003	/s/ Michael J. Gelmon
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Michael J. Gelmon
Chief Executive Officer and Director

End of Filing